UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

______________________

Date of Report (Date of earliest event reported):  July 10, 2012 (July 5, 2012)

Curry Gold Corp.

(Exact Name of Registrant as Specified in its Charter)

Nevada	0001478725	46-0524121
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 S. Virginia Street, 8th Floor, Reno, Nevada 89501

 (Address of principal executive offices)

Registrant’s telephone number, including area code: (775) 398 3092

Bachstrasse 1, CH-9606

Butschwil, Switzerland

(Former address of Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

Certain statements contained in this Current Report on Form 8-K constitute “forward-looking statements.” These statements, identified by words such as “plan,” “anticipate,” “believe,” “estimate,” “should,” “expect” and similar expressions include our expectations and objectives regarding our future financial position, operating results and business strategy. These statements reflect the current views of management with respect to future events and are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from those described in the forward-looking statements. Such risks and uncertainties include those set forth in this Current Report on Form 8-K. We do not intend to update the forward-looking information to reflect actual results or changes in the factors affecting such forward-looking information. We advise you to carefully review the reports and documents we file from time to time with the Securities and Exchange Commission (the “Commission”), particularly our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K.

As used in this report, the terms “we,” “us,” “our,” “Curry Gold” and the “Company” means Curry Gold Corp., a Nevada corporation, unless otherwise indicated.

ITEM 5.01 Changes in Control of Registrant.

On July 5, 2012, Soenke Timm sold 2,000,000 shares of the common stock, $0.001 par value per share, of the Company (the “Shares”), representing sixty percent (60%) of the issued and outstanding shares of common stock, to Daniel M. Ferris.  Mr. Ferris bought the Shares for cash consideration of $50,000, pursuant to a stock purchase agreement.  Mr. Ferris used his personal funds for the purchase.  The stock transfer by Mr. Timm to Mr. Ferris is referred to herein as the “Stock Transfer”. Mr. Timm owned no shares of common stock of the Company after the Stock Transfer. As a result of the Stock Transfer, Mr. Ferris will have sufficient ownership to elect all of the members of our Board of Directors.

Immediately prior to the Stock Transfer, Mr. Timm was the sole director and officer of the Company.    As disclosed in Item 5.02 below, Mr. Timm resigned as an officer of the Company effective July 6, 2012. Also effective July 6, 2012, Mr. Timm, as sole director acting by written consent without a special meeting, appointed Mr. Ferris to serve as President, Treasurer and Secretary of the Company.

The Company filed an Information Statement on Schedule 14f-1 on July 6, 2012, and mailed the Information Statement to its shareholders of record. The Schedule 14f-1 disclosed an anticipated change in the composition of the Board of Directors.  After the expiration of ten (10) days from the date of filing, Mr. Ferris intends to execute a written consent in lieu of a special meeting of the stockholders of the Company that will appoint Mr. Ferris as a director of the Company. Mr. Timm and Mr. Ferris have agreed that the Board of Directors will then adopt an amendment to the Bylaws of the Company that will allow the Board of Directors to be composed of only one (1) director. Mr. Timm’s resignation as a director of the Company will be accepted immediately after the amendment to the Bylaws has been adopted. Mr. Ferris will serve as a director until the next annual meeting of the stockholders, or his earlier resignation or removal.

Except as otherwise described above, there are no arrangements or understandings among members of both the former and the new control groups and their respective associates with respect to the election of directors or other matters. We are not aware of any other arrangement that might result in a change in control in the future.

Prior to the change of control, the Company was a “shell company” as defined in Rule 12b-2 of the Securities Exchange Act of 1934.  In accordance with Item 5.01(a)(8) of Form 8-K, the Company is providing the additional information that would be required if it were filing a registration statement on Form 10 under the Exchange Act as a smaller reporting company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Timm, as sole director of the Company acting by written consent in lieu of a special meeting to be effective at 5:00 p.m. on July 6, 2012, accepted the resignation of Mr. Timm from each office he held as an officer of the Company, and elected Daniel M. Ferris to serve as President, Treasurer and Secretary of the Company.  Mr. Ferris will serve as an officer of the Company until his resignation or removal.

Biographical Information – Daniel M. Ferris

Mr. Ferris, age 30, was appointed President, Secretary and Treasurer of the Company on July 6, 2012.  Since March 29, 2011, Mr. Ferris has served as sole director and executive officer of Lone Star Gold, Inc., a Nevada corporation (OTCBB:LSTG) (“Lone Star”). Lone Star is a start-up company in the business of gold and mineral exploration, acquisition and development. Since Mr. Ferris became affiliated with Lone Star, it has acquired gold and silver leases and other mineral properties in Chihuahua, Mexico.  Mr. Ferris’ career began in public relations. Mr. Ferris was a senior publicist at Freud Communications. After leaving Freud Communications, he began his own public relations and corporate strategy firm, Magnum Communications. Magnum Communications assisted clients in Europe with public relations, financing arrangements, and recruitment. Mr. Ferris’ association with Magnum Communications ended in January 2009.  After January 2009, Mr. Ferris assisted fund managers with raising funds for a diamond project in the Democratic Republic of Congo. He also served as a consultant for LCI, which is affiliated with Caesar’s Palace Group. Mr. Ferris currently resides in England.

To the knowledge of the executive officers of the Company, Mr. Timm’s resignation was not due to any disagreement with the Company on any matter relating to its operations, policies or practices.

No family relationship exists between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

Mr. Ferris is not participating in any employee compensation plans, nor is he currently drawing a salary or receiving any other payments for serving as an officer of the Company.  However, the Company anticipates that it may institute a mutually acceptable compensation package for Mr. Ferris at some point in the future.

Form 10 Information

Because the Company was a shell company immediately before the change in control described in Item 5.01, the Company is providing the following information that would be required if the Company were filing a general form for registration of securities on Form 10.

Item 1.  Business

Curry Gold Corp. was incorporated in the State of Nevada on September 30, 2009. The Company was formed to become an operator and franchisor of fast-casual food catering vans that capitalize on the growing trend of food to go (convenience food) with its Currywurst product, a product native to Germany, and market it through Switzerland and into major metropolitan U.S. cities. However, we are a development stage company and have not significantly commenced any operations. Our operations to date were devoted primarily to startup and development activities.

After the change in control described in Items 5.01 and 5.02 above and the anticipated change in the composition of our Board of Directors, the Company will abandon its plans to enter into the catering van business and instead will evaluate alternative business opportunities.  Mr. Ferris, the Company’s President, is in the process of identifying alternatives in several industries, but the Company has not entered into any agreements regarding any such business opportunities at the date of this filing.

Since the Company’s inception on September 30, 2009 to date, we have not generated any substantive revenues. As of the quarter ended February 29, 2012, the Company reported a cumulative net loss of $71,767. The Company’s officers and directors have not been paid any compensation. The Company has no employees.

Our administrative offices are located at 200 S. Virginia Street, 8th Floor, Reno, Nevada 89501.

Our fiscal year end is November 30.

AVAILABLE INFORMATION - REPORTS TO SECURITY HOLDERS

Our website address is www.currygoldcorporation.com. Except as otherwise provided herein, the contents of our website are not a part of this report. We make available on our website, free of charge, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports after we electronically file those materials with, or furnish those materials to, the SEC. These filings are also available to the public at the SEC’s Public Reference Room at 100 F Street, NE, Room 1580, Washington, DC 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Electronic filings with the SEC are also available on the SEC’s website at www.sec.gov.

Item 1A.  Risk Factors

Risks related to our Business:

We need to continue as a going concern if our business is to succeed. If we do not we will go out of business.

Our independent accountant's report to our audited financial statements for the period ended November 30, 2011 indicates that there are a number of factors that raise substantial doubt about our ability to continue as a going concern.  Such factors identified in the report are our accumulated deficit since inception, our failure to attain profitable operations and our dependence upon obtaining adequate financing to pay our liabilities.  If we are not able to continue as a going concern, it is likely investors will lose their investments.

As a start-up or development stage company, an investment in Curry Gold Corp is considered a high risk investment whereby you could lose your entire investment.

We have not yet commenced operations and, therefore, we are considered a "start-up" or "development stage" company. We own no assets and have no employees. We will incur significant expenses in order to implement our business plan. As an investor, you should be aware of the difficulties, delays and expenses normally encountered by an enterprise in its development stage, many of which are beyond our control, including unanticipated developmental expenses, inventory costs, employment costs, and advertising and marketing expenses. We cannot assure you that we will develop a business plan, and if developed, that it will prove successful, or that we will ever be able to operate profitably. If we cannot operate profitably, you could lose your entire investment.

If we do not obtain additional financing, our business will fail.

Our current operating funds are less than necessary to complete all intended objectives and therefore we will need to obtain additional financing in order to continue our business. We currently do not have any operations and we have no income.

We do not currently have any arrangements for financing and we can provide no assurance to investors that we will be able to find such financing if required. Obtaining additional financing would be subject to a number of factors, including investor acceptance of our business model and general market conditions.  These factors may make the timing, amount, terms or conditions of additional financing unavailable to us.

The most likely source of future funds presently available to us is through the sale of equity capital.  Any sale of share capital will result in dilution to existing shareholders. The only other anticipated alternative for the financing of furthering our business model would be the sale of a partial interest in our company to a third party in exchange for cash, which is not presently contemplated.

The Company recently underwent a change in management.

The Company underwent a change in control, and Soenke Timm, our founder and prior sole executive officer, resigned from his position as an executive officer. Daniel M. Ferris, who replaced Mr. Timm as sole executive officer of the Company, was not previously an employee of or otherwise involved in the management of the Company. It is anticipated that Mr. Ferris will replace Mr. Timm as sole director.

Our future growth may require recruitment of qualified employees.

In the event of our future growth, we may have to increase the depth and experience of our management team by adding new members. Our future success will depend to a large degree upon the active participation of our sole officer. There is no assurance that we will be able to employ qualified persons on acceptable terms. Lack of qualified employees may adversely affect our business development.

Our majority stockholder has the ability to significantly influence any matters to be decided by the stockholders.

Mr. Ferris currently owns approximately 60% of our common stock.  As a result, he can determine the outcome of any corporate matter that requires the approval of the holders of a majority of the shares of our common stock, including the election of directors, a merger or acquisition.

Risks related to our Common Stock:

The market price of our common stock may be volatile and subject to wide fluctuations.

The market price of our common stock may be volatile and could be subject to wide fluctuations in response to a number of factors, some of which are beyond our control, including but not limited to:

▪	dilution caused by our issuance of additional shares of common stock and other forms of equity securities;
▪	announcements of new acquisitions, expansions or other business initiatives by us or our competitors;
▪	our ability to take advantage of new acquisitions, expansions or other business initiatives;
▪	quarterly variations in our revenues and operating expenses (when applicable);
▪	changes in the valuation of similarly situated companies, both in our industry and in other industries;
▪	challenges associated with timely SEC filings;
▪	illiquidity and lack of marketability by being an OTC quoted stock;
▪	changes in analysts’ estimates affecting our company, our competitors and/or our industry;
▪	changes in the accounting methods used in or otherwise affecting our industry;
▪	additions and departures of key personnel;
▪	fluctuations in interest rates and the availability of capital in the capital markets; and
▪	significant sales of our common stock, including sales by selling shareholders following the registration of shares under a prospectus.

These and other factors are largely beyond our control, and the impact of these risks, singly or in the aggregate, may result in material adverse changes to the market price of our common stock and our results of operations and financial condition.

The trading price of our common stock may entail additional regulatory requirements, which may negatively affect such trading price.

The trading price of our common stock has been and may continue to be below $5.00 per share. As a result of this price level, trading in our common stock is subject to the requirements of certain rules promulgated under the Exchange Act. These rules require additional disclosure by broker-dealers in connection with any trades generally involving any non-NASDAQ equity security that has a market price of less than $5.00 per share, subject to certain exceptions. Such rules require the delivery, before any penny stock transaction, of a disclosure schedule explaining the penny stock market and the risks associated therewith, and impose various sales practice requirements on broker-dealers who sell penny stocks to persons other than established customers and accredited investors (generally institutions). For these types of transactions, the broker-dealer must determine the suitability of the penny stock for the purchaser and receive the purchaser's written consent to the transaction before sale. The additional burdens imposed upon broker-dealers by such requirements may discourage broker-dealers from effecting transactions in our common stock. As a consequence, the market liquidity of our common stock could be severely affected or limited by these regulatory requirements.

We do not expect to pay dividends in the foreseeable future.

We do not intend to declare dividends for the foreseeable future, as we anticipate that we will reinvest any future earnings in the development and growth of our business. Therefore, investors will not receive any funds unless they sell their common stock, and shareholders may be unable to sell their shares on favorable terms or at all. Investors cannot be assured of a positive return on investment or that they will not lose the entire amount of their investment in our common stock.

We may issue additional stock without shareholder consent.

Our board of directors has authority, without action or vote of the shareholders, to issue all or part of our authorized but unissued shares. Additional shares may be issued in connection with future financing, acquisitions, employee stock plans, or otherwise. Any such issuance will dilute the percentage ownership of existing shareholders.

Item 2. Financial Information

The information contained in Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operation” of the Company’s Annual Report on Form 10-K filed with the Commission on February 27, 2012, and in Part I, Item 2, of the Company’s Quarterly Report on Form 10-Q filed on March 11, 2012, is incorporated herein by reference.

Item 3. Properties

The Company leases office space located at 200 S. Virginia Street, 8th Floor, Reno, Nevada 89501. The Company owns the domain name, www.currygoldcorporation.com.

Item 4. Security Ownership of Certain Beneficial Owners and Management.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of July 6, 2012 by: (i) each person (including any group) known to us to own more than five percent (5%) of any class of our voting securities; (ii) each of our directors; (iii) each of our named executive officers; and (iv) officers and directors as a group.  Unless otherwise indicated, the shareholder listed possesses sole voting and investment power with respect to the shares shown.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Common Stock(1)
DIRECTORS AND EXECUTIVE OFFICERS
Common Stock	Daniel M. Ferris Sole Director and Officer	2,000,000 Shares	60.0%
5% STOCKHOLDERS
Common Stock	Daniel M. Ferris 200 S. Virginia St, 8th Floor Reno, Nevada 89501	2,000,000 Shares	60.0%

Notes:

(1) Based on 3,350,000 shares of our common stock issued and outstanding as of July 6, 2012.

Changes in Control

Except as described in Items 5.01 and 5.02 of this Current Report on Form 8-K, there are no arrangements or understandings among members of both the former and the new control groups and their respective associates with respect to election of directors or other matters.

Item 5. Directors and Executive Officers.

As of the date of this filing, the Directors and Officers serving the Company are as follows:

Name	Age	Positions Held
Daniel M. Ferris	30	President, Secretary, Treasurer
Soenke Timm	41	Director

On July 6, 2012, Mr. Timm, as sole director, accepted Mr. Timm’s resignation as executive officer of the Company, and appointed Mr. Ferris as President, Secretary and Treasurer of the Company.  Mr. Ferris will serve as an officer until his resignation or removal. Officers of the Company hold their positions at the pleasure of the board of directors.

Biographical Information - Daniel M. Ferris

The biographical information of Mr. Ferris disclosed in Item 5.02 above is incorporated herein by reference.

Biographical Information - Soenke Timm

Soenke Timm was the Company’s President and Chief Executive Officer and a member of our Board of Directors at its inception.  Mr. Timm resigned as an executive officer of the Company on July 6, 2012, but currently remains a director.  From 2003 to 2004 Mr. Timm was a Project Manager of corporate media with publishing house Mediax AG in St. Gallen Switzerland. From January 2005 until September 2005, Mr. Timm was a senior international account executive with Scholz & Friends, an advertising agency in Hamburg, Germany.  From September 2005 until October 2006 he became a project organizer with KoKa Verwaltung in Hamburg, a producer of convenience foods for Northern Europe. From autumn 2006 to autumn 2007 Mr. Timm had the position of controller with Hanse Lounge, a private business club in Hamburg. From autumn 2007 until spring 2008 he became the senior sales manager with two publishing houses, Rich Verlags GmbH, located in Hamburg and KIG AG located in Zurich. Presently Mr. Timm is a business consultant in Zurich, Switzerland. He holds a certificate for jewelry retail with Cartier, a degree for ETMA (European Training for Management) and Trade Assistant from the University of Hamburg in 1990.

The Company filed an Information Statement on Schedule 14f-1 on July 6, 2012, and mailed the Information Statement to its shareholders of record. The Schedule 14f-1 disclosed an anticipated change in the composition of the Board of Directors.  After the expiration of ten (10) days from the date of filing the Information Statement, Mr. Ferris intends to execute a written consent in lieu of a special meeting of the stockholders of the Company that will appoint Mr. Ferris as a director of the Company. Mr. Timm and Mr. Ferris have agreed that the Board of Directors will then adopt an amendment to the Bylaws of the Company that will allow the Board of Directors to be composed of only one (1) director.  Mr. Timm’s resignation as a director of the Company will be accepted immediately after the amendment to the Bylaws has been adopted.  Mr. Ferris will serve as a director until the next annual meeting of the stockholders, or his earlier resignation or removal.

Significant Employees and Consultants

The Company currently has no employees.

Item 6. Executive Compensation

Since inception, we have paid no cash or non-cash executive compensation (including stock options or awards, perquisites, or deferred compensation plans), whatsoever, to the officers or directors. Following the date of this filing, our officers and directors will not receive any form of cash compensation from the Company until at least such time as the directors otherwise determine.

The following tables set forth certain summary information concerning all plan and non-plan compensation awarded to, earned by, or paid to the named executive officers and directors by any person for all services rendered in all capacities to the Company since inception until the date of this filing:

Name of Executive Officer and/or Director	Position	Salary	Bonus and Other Compensation	Securities Underlying Stock Options
Soenke Timm[1]	President/CEO/Director	None	None	None
Chief Financial Officer/Treasurer
Chris Pollmann [2]	VP	None	None	None
Daniel M. Ferris[3]	President/Secretary/Treasurer	None	None	None

Options Grants Since Inception Until The Date of This Filing

We do not currently have a stock option plan.  No individual grants of stock options, whether or not in tandem with stock appreciation rights known as SARs or freestanding SARs have been made to any executive officer or director since our inception; accordingly, no stock options have been granted or exercised by any of the officers or directors since we were founded.

Long-Term Incentive Plans and Awards

We do not have any long-term incentive plans that provide compensation intended to serve as incentive for performance. No individual grants or agreements regarding future payouts under non-stock price-based plans have been made to any executive officer or any director or any employee or consultant since our inception; accordingly,

1 Mr. Timm resigned as an executive officer in all capacities on July 6, 2012.

2 Mr. Pollmann resigned from his positions as Vice President and Director on April 15, 2011.

3 Mr. Ferris was elected on July 6, 2012.

no future payouts under non-stock price-based plans or agreements have been granted or entered into or exercised by any of the officers or directors or employees or consultants since we were founded.

Compensation of Directors

The members of the Board of Directors are not compensated by us for acting as such.  Directors may be reimbursed for reasonable out-of-pocket expenses incurred. There are no arrangements pursuant to which directors are or will be compensated in the future for any services provided as a director.

Employment Contracts, Termination of Employment, Change-in-Control Arrangements

There is no employment or other contract or arrangements with our officers or directors.  Except for the anticipated resignation of Mr. Timm as a director of the Company, and the election of Mr. Ferris, as disclosed in Items 5.01 and 5.02 above, there are no compensation plans or arrangements, including payments to be made by the Company, with respect to the officers, directors, employees or consultants of the Company that would result from the resignation, retirement or any other termination of such directors, officers, employees or consultants, or arrangements for directors, officers or employees that would result from a change in control.

Item 7. Certain Relationships and Related Transactions, and Director Independence

Related Transactions

The information in Item 5.01 of this Form 8-K, “Changes in Control of the Registrant” is incorporated herein by reference.

Our officers and directors are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, they may face a conflict in selecting between our interests and these other business interests.

Except as described below, there are no transactions since the inception of the Company, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest.

From time to time Mr. Timm has loaned the Company money to fund operations. Mr. Timm has advanced the following unsecured demand loans, bearing interest at 10%, to fund operations: on April 8, 2011, the Company received a loan of $4,800; on September 30, 2010, the Company received a loan of $15,000; on September 15, 2010, the Company received a loan of $553; on August 11, 2010, the Company received a loan of $11,000; and on June 28, 2010, the Company received a loan of $3,000. On June 6, 2012, Mr. Timm, the sole director and officer of the Company, forgave the debt owed to him by the Company in the amount of $40,062.76 (including principal of $34,353.00 and interest of $5,709.76), plus any additional accrued but unpaid interest on the principal advanced to the Company.

On October 12, 2009, the Company issued 2,000,000 founder’s shares to Mr. Timm at the par value of $0.001 in exchange for proceeds of $2,000. On October 12, 2009, the Company issued 50,000 founder’s shares to Chris Pollmann, who was an officer and director of the Company until April 2011, at $0.01 in exchange for proceeds of $500.  During the month of October, 2009, the Company issued 1,300,000 founder’s shares at the $0.01 in exchange for proceeds of $13,000.

Director Independence

Quotations for the Company’s common stock are entered on the Over-the-Counter Bulletin Board inter-dealer quotation system, which does not have director independence requirements.  For purposes of determining director independence, the Company applied the definitions set out in NASDAQ Rule 4200(a)(15).  Under NASDAQ Rule

4200(a)(15), a director is not considered to be independent if he or she is also an executive officer or employee of the corporation.  As a result, the Company does not have any independent directors. Mr. Ferris, our sole executive officer, is expected to become our sole director as described in Item 5.01 above.  Mr. Timm, our current director, was also our sole executive officer until July 6, 2012.

Item 8. Legal Proceedings

There is no pending or threatened litigation against the Company.

Item 9. Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters.

Since October 18, 2011, shares of our common stock have been quoted on the OTCBB under the symbol “CURG”. Our stock began trading on October 18, 2011 at $0.25 and the stock price has not changed since that date. Accordingly, there are no high and low bids for the Common Stock.

We had approximately 24 record holders of our common stock as of June 28, 2012, according to the books of our transfer agent. A number of shares are held in street name, so the Company believes that the number of beneficial owners is significantly higher.

Dividends.

There are no restrictions in our articles of incorporation or bylaws that restrict us from declaring dividends. The Nevada Revised Statutes, however, do prohibit us from declaring dividends where, after giving effect to the distribution of the dividend:

1.	we would not be able to pay our debts as they become due in the usual course of business; or
2.

our total assets would be less than the sum of our total liabilities, plus the amount that would be needed to satisfy the rights of shareholders who have preferential rights superior to those receiving the distribution.

We have not declared any dividends. We do not plan to declare any dividends in the foreseeable future.

Equity Compensation Plans

We have no equity compensation program, including no stock option plan, and none are planned for the foreseeable future.

Item 10.  Recent Sales of Unregistered Securities

None.

Item 11.  Description of Registrant’s Securities to be Registered

The information contained in the Company’s Form 8-A filed with the Commission on October 17, 2011 is hereby incorporated by reference.

Item 12.  Indemnification of Directors and Officers

We may indemnify an officer or director who is made a party to any proceeding, including a lawsuit, because of his position, if he acted in good faith and in a manner he reasonably believed to be in our best interest.  We may advance expenses incurred in defending a proceeding.  To the extent that the officer or director is successful on the merits in a proceeding as to which he is to be indemnified, we must indemnify him against all expenses incurred, including attorney’s fees.  With respect to a derivative action, indemnity may be made only for expenses actually and reasonably incurred in defending the proceeding, and if the officer or director is judged liable, only by a court order.  The indemnification is intended to be to the fullest extent permitted by the laws of the State of Nevada.

Regarding indemnification for liabilities arising under the Securities Act, which may be permitted to directors or officers under Nevada law, we are informed that, in the opinion of the Securities and Exchange Commission, indemnification is against public policy, as expressed in the Act and is, therefore, unenforceable.

Item 13.  Financial Statements and Supplementary Data

The audited financial statements of the Company for the fiscal year ended November 30, 2011, included as Item 8 of the Company’s Annual Report on Form 10-K filed with the Commission on February 27, 2012, and the unaudited financial statements of the Company included as Item 1 of the Company’s Quarterly Report on Form 10-Q filed on March 11, 2012, are incorporated herein by reference.

Item 14.  Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The Company has had no disagreements with its certified public accountants with respect to accounting practices or procedures or financial disclosure.

Item 15.  Financial Statements and Exhibits

None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 10, 2012

CURRY GOLD CORP.

By:/s/ Daniel M. Ferris

Daniel M. Ferris

President